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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 19, 2007

                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-26015                  95-4627253
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(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
        incorporation                                        Identification


                               5901 De Soto Avenue
                         Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



Item 8.01. Other Events

IRG is licensed to operate a multi-jurisdictional simulcasting and interactive wagering hub by the Oregon Racing Commission (ORC) under Oregon's Pari-Mutuel Wagering Act (the Act). On October 19, 2007, the ORC held a special meeting and voted to commence the process of seeking a suspension of IRG's license due to IRG's technical noncompliance with the ORC's requirement that licensees maintain a bank account insured by the Federal Deposit Insurance Corporation into which customer funds are deposited.

As previously disclosed, the U.S. government took possession of approximately $1.5 million held in three IRG bank accounts in Nevada as part of an investigation being conducted by the U.S. Attorney's Office in Las Vegas into whether certain customers of IRG have violated federal or Nevada gambling laws and whether employees of IRG were aware of the allegedly illegal wagering activity. As a result of the U.S. government's seizures, IRG technically fell out of compliance with the Act's requirement that customer funds be deposited and maintained in a bank account insured by the Federal Deposit Insurance Corporation.

As previously announced, the company is prepared to honor customer accounts. We are working cooperatively with the ORC and the U.S. Attorney's Office to implement a process that will allow IRG to return to full compliance with all technical requirements and to pay its customers and vendors as expeditiously as possible.

If necessary, we intend to request a hearing before an administrative law judge to contest the ORC's intent to seek suspension of IRG's license. During the pendency of any administrative proceedings, IRG's license will remain in force, and IRG will continue to operate under our strict compliance protocols.

Forward-Looking Statements

This current report on Form 8-K contains certain forward-looking statements. These forward-looking statements, which are included in accordance with
Section 21E of the Securities Exchange Act of 1934, as amended, may involve known and unknown risks, uncertainties and other factors that may cause actual outcomes or results to be materially different from any outcomes or results suggested by the forward-looking statements in this report. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that actual outcomes or results will not differ materially from these expectations. These risks, uncertainties and other factors include any additional facts or actions that may arise from the U.S. government's investigation and our ability to successfully address the ORC's concerns, as well as the risks discussed in our annual report on Form 10-K for the year ended December 31, 2006 and in our other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the filing date of this current report. We do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    YOUBET.COM, INC.



Dated: October 22, 2007             By:  /s/ James A. Burk
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                                         James A. Burk
                                         Chief Financial Officer